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                                                                    EXHIBIT 10.2

                          CONTINUING GUARANTY AGREEMENT

         This CONTINUING GUARANTY AGREEMENT (this "Agreement"), dated as of June 27, 2003, is made by each of the undersigned (each, a "Guarantor" and, collectively, the "Guarantors"), in favor of each Guaranteed Party (as hereinafter defined).

         WHEREAS, Granite Construction Incorporation, a Delaware corporation (together with its successors, the "Company"), Bank of America, N.A., as Administrative Agent, as L/C Issuer and as a Lender, and the other financial institutions as are, or may from time to time become, parties thereto have entered into or are in the process of entering into that certain Credit Agreement, dated as of June 27, 2003 as amended, modified and/or supplemented from time to time, the "Credit Agreement", pursuant to which the Lenders have provided the Commitments and agreed to make Loans to the Company and to participate in Letters of Credit issued by the L/C Issuer for the account of the Company or its Subsidiaries on the terms and conditions contained therein; and

         WHEREAS, to induce the Lenders and the L/C Issuer to provide and to continue to provide financial accommodations to the Company pursuant to the terms of the Credit Agreement and the other Loan Documents, the Guarantors have each agreed to enter into this Agreement;

         NOW, THEREFORE, for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), and intending to be legally bound hereby, each Guarantor irrevocably and unconditionally undertakes and agrees for the benefit of Guaranteed Party as follows:

                                    ARTICLE I
                  CERTAIN DEFINITIONS AND RULES OF CONSTRUCTION

         Section 1.1 Certain Definitions. Each capitalized term used but not otherwise defined herein has the meaning ascribed thereto in the Credit Agreement. As used herein, the term "Guaranteed Party" means, as the context may require, the Administrative Agent, the L/C Issuer, each Lender and each Indemnitee (and each such Person's respective successors, transferees and assigns).

         Section 1.2 Construction. For purposes of this Agreement and unless otherwise specified herein: (a) references to the plural include the singular and to the singular include the plural, references to any gender include any other gender, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or"; (b) references in this Agreement to any determination by the Guaranteed Party include good faith estimates (in the case of quantitative determinations) and good faith beliefs (in the case of qualitative determinations) by any Guaranteed Party; any determination made in good faith by any Guaranteed Party shall be conclusive absent manifest error;
(c) the words "hereof," "herein," "hereby," and "hereunder," and any other similar words, refer to this Agreement as a whole and not to any particular

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provision of this Agreement; (d) article, section, subsection, clause, exhibit and schedule references are to this Agreement; and (e) any reference to this Agreement or any other Loan Document includes all permitted alterations, amendments, changes, extensions, modifications, renewals, or supplements thereto or thereof, as applicable.

                                   ARTICLE II
                             GUARANTY BY GUARANTORS

         Section 2.1 Promise to Pay and Perform. Each Guarantor jointly and severally unconditionally and irrevocably guarantees to each Guaranteed Party the payment and performance of all Obligations when and as the same shall become due and payable (whether at stipulated or any accelerated or earlier date of maturity (including the date of any required prepayment)) (the "Guaranteed Obligations"), it being each Guarantor's intent that such Guarantor's guaranty is a guaranty of payment and not a guaranty of collection. If the Company fails to pay or perform any Guaranteed Obligation on or before the date when due (whether at stipulated or any accelerated or earlier date of maturity (including the date of any required prepayment)), each Guarantor shall jointly and severally unconditionally and immediately make such payment or render such performance upon written demand therefor by any Guaranteed Party.

         Section 2.2 Cumulative Obligations; Continuing Guaranty. The obligations of each Guarantor hereunder are in addition to any other obligations of such Guarantor under any other guaranties of the Indebtedness or other obligations of the Company or any other Person at any time given to any Guaranteed Party. This Agreement shall not affect or invalidate any such other guaranties. This Agreement is a continuing guaranty and shall remain in full force and effect notwithstanding the fact that, at any particular time, no Guaranteed Obligations may be outstanding.

         Section 2.3 Joint and Several Obligation; Independent Obligation. Each Guarantor is directly, jointly and severally with all other guarantors of the Guaranteed Obligations or any portion thereof, liable to the Guaranteed Parties. The obligations of each Guarantor hereunder are direct and primary and are independent of the obligations of the Company or any other such guarantor, and a separate action may be brought against each Guarantor irrespective of whether an action is brought against the Company or any other such other guarantor or whether the Company or any such other guarantor is joined in such action. Each Guarantor's liability hereunder shall not be contingent upon the exercise or enforcement by the Guaranteed Parties of any remedies they may have against the Company or any other guarantor or the enforcement of any Lien or realization upon any security the Guaranteed Parties may at any time possess. Any release that may be given by the Guaranteed Parties to the Company or any other guarantor shall not release any Guarantor hereunder unless such release expressly so provides.

         Section 2.4 Limit of Liability. Notwithstanding anything to the contrary contained herein, each Guarantor shall be liable hereunder only for the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or comparable provisions of any applicable state law; provided that such amount shall be presumed to be the entire amount of the Guaranteed Obligations. If, any Guarantor claims that such Guarantor's liability hereunder is less than the entire amount of the

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Guaranteed Obligations, such Guarantor shall have the burden of proving, by clear and convincing evidence, that such Guarantor's liability hereunder should be so limited since the information concerning, and the circumstances of, the financial condition of such Guarantor are more readily available to and are under the control of such Guarantor. All payments received by any Guaranteed Party from any Person other than a Guarantor on account of the Guaranteed Obligations shall be deemed as having been applied to Guaranteed Obligations that, pursuant to this Section 2.4, are in excess of the amounts guaranteed hereunder.

                                   ARTICLE III
                                    PAYMENTS

         Section 3.1 Nature and Application of Payments. Each Guarantor shall make all payments hereunder in immediately available lawful money of the United States, without deduction or withholding (whether for taxes (whether income, excise, or otherwise) or offset). Without regard to the form in which received, the Guaranteed Parties may apply any payment with respect to the Guaranteed Obligations or any other amounts due hereunder in such order as the Guaranteed Parties shall in their sole and absolute discretion determine, irrespective of any contrary instructions received from any other Person.

         Section 3.2 Indefeasible Payment; Revival. If any portion of any payment to the Guaranteed Parties is set aside and repaid by any Guaranteed Party for any reason after being made by any Guarantor, the amount so set aside shall be revived as a Guaranteed Obligation and each Guarantor shall be liable for the full amount the Guaranteed Parties are, or any Guaranteed Party is, required to repay plus all costs and expenses (including attorneys' fees, costs, and expenses) incurred by the Guaranteed Parties in connection therewith.

                                   ARTICLE IV
              CERTAIN REPRESENTATIONS AND WARRANTIES OF GUARANTORS

         Each Guarantor represents and warrants as follows (which representations and warranties shall be true, correct, and complete at all times):

         Section 4.1 No Contravention; No Default. The execution, delivery, and performance by such Guarantor of this Agreement do not and will not: (a) conflict with or result in any breach or contravention of, or the creation of any Lien under, any contractual obligation to which such Guarantor is a party or any order, injunction, writ, or decree of any Governmental Authority to which such Guarantor or such Guarantor's properties are subject; or (b) violate any Laws of any Governmental Authority.

         Section 4.2 Binding Effect. This Agreement constitutes the legal, valid, and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         Section 4.3 Litigation. Except as set forth on Schedule 5.06 to the Credit Agreement, there are no actions, suits, proceedings, claims, or disputes pending, or, to the best knowledge of

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such Guarantor, threatened in writing, at law, in equity, in arbitration, or before any Governmental Authority, against such Guarantor or any of such Guarantor's properties which purport to affect or pertain to this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby.

         Section 4.4 Regulated Entity. Neither such Guarantor nor any Person controlling such Guarantor is: (a) an "investment company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation by any federal or state statute or regulation limiting such Guarantor's ability to incur such Guarantor's obligations hereunder.

         Section 4.5 No Action Required. No consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing, or declaration with any Governmental Authority or of, to, or with any other Person, is or will be required for: (a) the execution, delivery, or performance of this Agreement by such Guarantor; or (b) the exercise by the Guaranteed Parties of any of their respective rights and remedies provided for herein.

         Section 4.6 Changes Affecting the Guaranteed Obligations. Such Guarantor has taken and is taking all steps in such Guarantor's opinion necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Guaranteed Obligations. Without limiting the generality of the foregoing, such Guarantor hereby confirms that it has received and reviewed the Credit Agreement, the Fee Letter and all other Loan Documents (and all other agreements, documents and instruments related thereto) that such Guarantor, in such Guarantor's sole determination, has deemed necessary or appropriate to receive and review.

         Section 4.7 Reliance by Guarantor: Financial Condition of the Company. This Agreement is not made by such Guarantor in reliance on any representation or warranty, express or implied, by any Guaranteed Party concerning the financial condition of the Company, the nature, value, or extent of any security for the Guaranteed Obligations, or any other matter. Such Guarantor is presently informed of the financial condition of the Company and of all other circumstances that a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Such Guarantor has reviewed each of the Loan Documents.

         Section 4.8 Adequate Consideration. The consideration given or provided, or to be given or provided, by the Guaranteed Parties in connection with this Agreement is adequate and satisfactory in all respects, and represents reasonably equivalent value, to support this Agreement and such Guarantor's obligations hereunder.

                                    ARTICLE V
                        CERTAIN COVENANTS OF GUARANTORS

         Section 5.1 Knowledge of Financial Condition. Each Guarantor shall keep informed of the Company's financial condition, the status of any guarantors or of any security for the Guaranteed Obligations, and all other circumstances that bear upon the risk of nonpayment of the Guaranteed Obligations.

         Section 5.2 Further Assurances. Each Guarantor shall, from time to time, at the expense of such Guarantor, promptly execute and deliver all further documents and take all

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further action that may be necessary, or that the Guaranteed Parties (or any of them) may reasonably request, to enable the Guaranteed Parties (or any of them) to exercise and enforce their respective rights and remedies hereunder.

         Section 5.3 Sales, Dispositions, etc. Each Guarantor will not, without the prior written consent of the Guaranteed Party, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all of substantially all of such Guarantor's properties or assets, or any interest therein, except as otherwise permitted by the Credit Agreement.

                                   ARTICLE VI
             CERTAIN ACKNOWLEDGEMENTS AND AGREEMENTS OF GUARANTORS

         Section 6.1 Modifications to Loan Documents and Guaranteed Obligations. Each Guarantor acknowledges and agrees that, without notice to such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, the Guaranteed Parties (or any of them) may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Loan Documents or otherwise with respect to the Guaranteed Obligations or may grant other indulgences to the Company in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Loan Documents or otherwise with respect to the Guaranteed Obligations, or may, by action or inaction, release or substitute any guarantor, if any, of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations or any guaranty of the Guaranteed Obligations, or any portion thereof.

         Section 6.2 Subordination. Each Guarantor agrees that any and all present and future indebtedness of the Company owing to such Guarantor is postponed in favor of and subordinated to indefeasible payment, in full, in cash, of the Guaranteed Obligations. In this regard, upon the occurrence and during the continuance of a Default or an Event of Default, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guaranteed Obligations have been indefeasibly paid in full. Any payment received by any Guarantor in respect of such indebtedness shall be held by such Guarantor as trustee for the Guaranteed Parties and promptly paid over to the Guaranteed Parties on account of the Guaranteed Obligations but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Agreement.

         Section 6.3 Administrative Agent as Each Guarantor's Attorney-in-Fact. Each Guarantor irrevocably appoints the Administrative Agent as such Guarantor's attorney-in-fact, with full authority in the place and stead and name of such Guarantor, from time to time at the Administrative Agent's discretion but only following the occurrence and during the continuation of an Event of Default, to take any action and to execute any instrument which the Guaranteed Parties (or any of them) may, in accordance with the provisions of the Loan Documents or this Agreement, require as necessary or advisable to accomplish the purposes of this Agreement.

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                                   ARTICLE VII
                               GENERAL PROVISIONS

         Section 7.1 Notices. All notices, requests, and other communications to any party under this Agreement shall be in writing (including telegraphic, telex, telefacsimile, or cable communication) and mailed, telegraphed, telexed, sent by telefacsimile, cabled, or delivered to such party at its address or telefacsimile number set forth, in the case of each Guarantor, on the signature pages hereof, or, in the case of the Guaranteed Parties, on Schedule 10.02 to the Credit Agreement, or such other address or telefacsimile number as such party may hereafter specify for the purpose by notice to the other party given in accordance with this Section 7.1. Each such notice, request or other communication shall be deemed to have been received: (a) if mailed as provided above by any method other than overnight delivery service, on the third Business Day after deposit in the mails; (b) if mailed by overnight delivery service, telegraphed, telexed, sent by telefacsimile, or cable, when delivered for overnight delivery, delivered to the telegraph company, confirmed by telex answerback, transmitted by telefacsimile (with electronic confirmation), or delivered to the cable company, respectively; or (c) if delivered by hand, upon delivery. If any conflict exists between any oral communication to any Guaranteed Party and the written confirmation thereof, the oral communication shall control if any Guaranteed Party has acted thereon prior to actual receipt of such written confirmation.

         Section 7.2 Amendments, Waivers, and Consents. No amendments or waivers of any provision of this Agreement nor any consent to any departure by any Guarantor from the terms hereof shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (or all Guaranteed Parties if required by the terms of the Credit Agreement) and the Guarantors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 7.3 No Waiver; Cumulative Nature of Remedies. No failure or delay on the part of any Guaranteed Party in exercising any of its rights and remedies under this Agreement, any of the Loan Documents, or otherwise with respect to any of the Guaranteed Obligations shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, the Loan Documents, or otherwise with respect to the Guaranteed Obligations preclude any other or further exercise thereof or the exercise of any other right or remedies. The rights and remedies provided in this Agreement and otherwise with respect to the Guaranteed Obligations are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.4 Costs and Expenses. Each Guarantor shall pay or reimburse the Guaranteed Parties on demand for all fees, costs, and expenses incurred by the Guaranteed Parties in connection with the enforcement or attempted enforcement of this Agreement, the preservation of any rights or remedies under this Agreement, or in any action, case, or proceeding (whether at law or in equity) relating to this Agreement. Without limiting the generality of the foregoing, such fees, costs, and expenses shall include reasonable Attorney Costs actually incurred by the Guaranteed Parties or any of them (irrespective of whether the Company is liable therefor), whether or not suit is brought, in connection therewith.

         Section 7.5 Successors and Assigns. This Agreement shall: (a) be binding upon each Guarantor and each Guarantor's successors and assigns; and (b) inure to the benefit of each

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Guaranteed Party and its successors and assigns (all to the extent permitted by the Loan Documents). Without limiting the generality of the foregoing subsection
(b) but subject to the provisions of the Credit Agreement, any Guaranteed Party may assign or otherwise transfer all or any part of the Guaranteed Obligations owed to it to any other Person.

         Section 7.6 Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement and shall not be given any substantive effect.

         Section 7.7 Ambiguities. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved using any presumption against any Guarantor or any Guaranteed Party, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by each Guarantor and each Guaranteed Party and their respective counsel. In case of any ambiguity or uncertainty, this Agreement shall be construed and interpreted according to the ordinary meaning of the words used to accomplish fairly the purposes and intentions of all parties hereto.

         Section 7.8 Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. In addition, all agreements and covenants herein shall be given independent effect such that, if a particular action or condition is prohibited by the terms of any such agreement or covenant, the fact that such action or condition would be permitted by another agreement or covenant shall not be construed as allowing such action to be taken or condition to exist.

         Section 7.9 Counterparts; Telefacsimile Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Each Guarantor may effect execution and delivery of this Agreement by executing a counterpart hereof and sending the signature page bearing such Guarantor's signature to the Administrative Agent by telefacsimile and, thereafter, promptly sending by mail or delivering such signature page to the Administrative Agent; provided that the failure to deliver such signature page by such Guarantor shall not affect the validity, enforceability, or binding effect of this Agreement against such Guarantor.

         Section 7.10 Entire Agreement. This Agreement and the Credit Agreement embody the entire agreement and understanding concerning the Guarantors and the Guaranteed Parties relating to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof. No course of prior dealing between any Guarantor and the Guaranteed Parties (or any of them), no usage of the trade, and no parole or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain or modify any term used herein.

                                   ARTICLE VIII
                          CERTAIN WAIVERS BY GUARANTORS

         EACH GUARANTOR MAKES THE FOLLOWING WAIVERS WITH FULL KNOWLEDGE AND UNDERSTANDING THAT SUCH WAIVERS, IF NOT SO MADE,

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MIGHT OTHERWISE RESULT IN SUCH GUARANTOR BEING ABLE TO AVOID OR LIMIT SUCH
GUARANTOR'S LIABILITY HEREUNDER EITHER IN WHOLE OR IN PART.

         Section 8.1 Notices. Each Guarantor absolutely, unconditionally, knowingly, and expressly waives: (a) notice of the acceptance by the Guaranteed Parties of this Agreement; (b) notice of any Credit Extensions consisting Guaranteed Obligations; (c) notice of the amount of the Guaranteed Obligations, subject, however, to such Guarantor's right to make inquiry, at any reasonable time, of any Guaranteed Party to ascertain the amount of the Guaranteed Obligations owing to such Guaranteed Party; (d) notice of any adverse change in the financial condition of the Company, of any change in value, or the release, of any collateral, or of any other fact that might increase such Guarantor's risk hereunder; (e) notice of presentment for payment, demand, protest, and notice thereof as to any instrument; (f) notice of any Default or Event of Default; and (g) all other notices (except if such notice is expressly required to be given to such Guarantor under this Agreement) and demands to which guarantor might otherwise be entitled.

         Section 8.2 Revocation. Each Guarantor absolutely, unconditionally, knowingly, and expressly waives any right to revoke such Guarantor's guaranty obligation hereunder as to future Guaranteed Obligations and, in light thereof, all protection afforded such Guarantor under Section 2815 of the California Civil Code. Each Guarantor fully realizes and understands that, upon execution of this Agreement, such Guarantor will not have any right to revoke this Agreement as to any future indebtedness and, thus, may have no control over such Guarantor's ultimate responsibility for the amount and nature of the Guaranteed Obligations.

         Section 8.3 Defenses of the Company. Each Guarantor absolutely, unconditionally, knowingly, and expressly waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of the Company or by reason of the cessation from any cause whatsoever (including any act or failure to act by the Company or the Guaranteed Parties) of the liability of the Company in respect thereof, including any such defense or cessation of liability arising from or as a result of: (a) any statute of limitations; (b) any lack of power or authority of the Company or any Person acting or purporting to act on the Company's behalf; (c) the operation of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or any similar law of the State of California or any other jurisdiction; or (d) any claim of fraudulent transfer or preference.

         Section 8.4 Suretyship and Certain Other Rights and Defenses of Guarantors. Each Guarantor absolutely, unconditionally, knowingly, and expressly waives:

         (a) any right to assert against the Guaranteed Parties (or any of them) any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against the Company or any other Person liable to the Guaranteed Parties (or any of them);

         (b) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability

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of any of the Guaranteed Obligations or any security therefor or from any failure of the Guaranteed Parties (or any of them) to act in a commercially reasonable manner;

        (c) any defense arising by reason of or deriving from any claim or defense based upon an election of remedies by the Guaranteed Parties (or any of them) (including a nonjudicial foreclosure sale of any real property collateral which destroys, diminishes, or otherwise adversely affects any Guarantor's rights of subrogation, reimbursement, indemnity, or contribution or other rights against the Company or any other Person), including any defense based upon an election of remedies by any Guaranteed Party under the provisions of Sections 580a, 580b, 580d, and 726 of the California Code of Civil Procedure or any similar law of the State of California or any other jurisdiction. In making this waiver, each Guarantor specifically acknowledges that it understands and is aware that, under Sections 580b and 580d of the California Code of Civil Procedure, if the Guaranteed Parties (or any of them) conducted a nonjudicial foreclosure sale of real property collateral: (i) such Guaranteed Party(ies) would lose the right to pursue the Company for any deficiency that might remain following such sale; (ii) if such Guarantor were to pay such deficiency following such sale, it would be precluded from pursuing the Company for reimbursement; and (iii) as a result, such Guaranteed Party(ies) would be prevented from pursuing such Guarantor for such deficiency following such sale;

         (d) the benefit of any statute of limitations affecting such Guarantor's liability hereunder (or the enforcement thereof);

         (e) any defense based on any alteration, impairment, or release of the Guaranteed Obligations or any security therefor, irrespective of whether resulting from any act or failure to act by the Guaranteed Parties (or any of them); and

         (f)      any right to require the Guaranteed Parties (or any of them):
(i) to institute suit or otherwise proceed against the Company or any other Person; or (ii) to exhaust any rights and remedies which the Guaranteed Parties (or any of them) have or may have against the Company or any other Person.

         Section 8.5 Marshalling. Each Guarantor absolutely, unconditionally, knowingly, and expressly waives any rights it has to require the Guaranteed Parties (or any of them) to marshal, foreclose upon, sell, or otherwise realize upon or collect or apply any particular part of any other assets securing any of the Guaranteed Obligations (including any rights arising by virtue of Sections 2899 and 3433 of the California Civil Code).

         Section 8.6 Claims Against the Company and Others. Each Guarantor absolutely, unconditionally, knowingly, and expressly agrees that, until the Guaranteed Obligations have been indefeasibly repaid in full, such Guarantor will not in any manner enforce or pursue, or seek to enforce or pursue, any or all of the following rights (it being expressly agreed that all such rights are subordinate to any claims of the Guaranteed Parties (or any of them)): (a) any right of subrogation, indemnity, or contribution such Guarantor has or may have as against the Company or any other Person with respect to any of the Guaranteed Obligations; (b) any right to proceed against the Company or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent) with respect to any of the Guaranteed Obligations; and
(c) any

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right to proceed or to seek recourse against or with respect to any assets of the Company or any other Person with respect to any of the Guaranteed
Obligations.

         Section 8.7 Certain Additional Statutory Rights. Without limiting the generality of any other waiver or other provision set forth in this agreement, each Guarantor absolutely, unconditionally, knowingly, and expressly waives any and all benefits or defenses, if any, arising directly or indirectly under any one or more of Sections 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822,
2838, 2839, 2845, 2848, 2849, and 2850 of the California Civil Code, Sections 580a, 580b, 580c, 580d, and 726 of the California Code of Civil Procedure, and Sections 3116, 3118, 3119, 3419, 3605, 9504, 9505, and 9507 of the California
Uniform Commercial Code.

                                   ARTICLE IX
         GOVERNING LAW; JURISDICTION AND VENUE: WAIVER OF TRIAL BY JURY

         Section 9.1 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAW OF THE STATE OF CALIFORNIA, PROVIDED THAT THE GUARANTEED PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         Section 9.2 Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR AND EACH OF THE GUARANTEED PARTIES CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GUARANTOR AND EACH OF THE GUARANTEED PARTIES IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH GUARANTOR AND EACH OF THE GUARANTEED PARTIES WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

         Section 9.3. Waiver of Jury Trial. EACH GUARANTOR AND EACH OF THE GUARANTEED PARTIES WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY INDEMNIFIED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH GUARANTOR AND EACH OF THE GUARANTEED PARTIES AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER

AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         EACH GUARANTOR WARRANTS AND AGREES THAT EACH OF THE WAIVERS SET FORTH ABOVE IS MADE WITH SUCH GUARANTOR'S FULL KNOWLEDGE OF ITS SIGNIFICANCE AND CONSEQUENCE AND THAT, UNDER THE CIRCUMSTANCES, THE WAIVERS ARE REASONABLE AND NOT CONTRARY TO PUBLIC POLICY OR LAW. IF ANY SUCH WAIVER IS DETERMINED TO BE CONTRARY TO ANY APPLICABLE LAW OR PUBLIC POLICY, SUCH WAIVER SHALL BE EFFECTIVE ONLY TO THE EXTENT, BUT TO THE FULLEST EXTENT, PERMITTED BY LAW OR PUBLIC POLICY.

         EACH GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS AGREEMENT IS EFFECTIVE UPON SUCH GUARANTOR'S EXECUTION AND DELIVERY OF THIS AGREEMENT TO THE ADMINISTRATIVE AGENT ON BEHALF OF ALL OF THE GUARANTEED PARTIES. NO FORMAL ACCEPTANCE BY THE GUARANTEED PARTIES IS NECESSARY TO MAKE THIS AGREEMENT EFFECTIVE.

         IN WITNESS WHEREOF, each Guarantor has executed this Agreement as of the date first written above.

                                    GRANITE CONSTRUCTION COMPANY,
                                    a California corporation

                                    By: /s/ William G. Dorey
                                        ----------------------------------------
                                        William G. Dorey
                                        President

                                    By: /s/ William E. Barton
                                        ----------------------------------------
                                        William E. Barton
                                        Chief Financial Officer

                                    Notice:
                                    c/o Granite Construction Incorporated
                                    P.O. Box 50085
                                    Watsonville, CA 95077
                                    Attn: William Barton, Senior Vice President,
                                          Chief Financial Officer
                                    Telephone: (831)761-4704
                                    Facsimile: (831)722-9657

                SIGNATURE PAGE 1 TO CONTINUING GUARANTY AGREEMENT

         IN WITNESS WHEREOF, each Guarantor has executed this Agreement as of the date first written above.

                               GRANITE LAND COMPANY,
                               a California corporation

                               By: /s/ William G. Dorey
                                   ---------------------------------------------
                                   William G. Dorey
                                   President, Granite Construction Incorporated

                               By: /s/ William E. Barton
                                   ---------------------------------------------
                                   William E. Barton
                                   Chief Financial Officer, Granite Construction Incorporated

                               Notice:
                               c/o Granite Construction Incorporated
                               P.O. Box 50085
                               Watsonville, CA 95077
                               Attn: William Barton, Senior Vice President,
                                     Chief Financial Officer
                               Telephone: (831)761-4704
                               Facsimile: (831)722-9657

                SIGNATURE PAGE 2 TO CONTINUING GUARANTY AGREEMENT

         IN WITNESS WHEREOF, each Guarantor has executed this Agreement as of the date first written above.

                                    INTERMOUNTAIN SLURRY SEAL, INC.,
                                    a Wyoming corporation

                                    By: /s/ Michael L. Thomas
                                        ----------------------------------------
                                        Michael L. Thomas
                                        President

                                    By: /s/ David J. Brunton
                                        ----------------------------------------
                                        David J. Brunton
                                        Chief Financial Officer

                                    Notice:
                                    c/o Granite Construction Incorporated
                                    P.O. Box 50085
                                    Watsonville, CA 95077
                                    Attn: William Barton, Senior Vice President,
                                          Chief Financial Officer
                                    Telephone: (831)761-4704
                                    Facsimile: (831)722-9657

                SIGNATURE PAGE 3 TO CONTINUING GUARANTY AGREEMENT

         IN WITNESS WHEREOF, each Guarantor has executed this Agreement as of the date first written above.

                                    POZZOLAN PRODUCTS COMPANY
                                    (P.P.C.), a Utah corporation

                                    By: /s/ Michael L. Thomas
                                        ----------------------------------------
                                        Michael L. Thomas
                                        President

                                    By: /s/ David J. Brunton
                                        ----------------------------------------
                                        David J. Brunton
                                        Chief Financial Officer

                                    Notice:
                                    c/o Granite Construction Incorporated
                                    P.O. Box 50085
                                    Watsonville, CA 95077
                                    Attn: William Barton, Senior Vice President,
                                          Chief Financial Officer
                                    Telephone: (831)761-4704
                                    Facsimile: (831)722-9657

                SIGNATURE PAGE 4 TO CONTINUING GUARANTY AGREEMENT

         IN WITNESS WHEREOF, each Guarantor has executed this Agreement as of the date first written above.

                                 GILC, L.P.,
                                 a California Limited Partnership

                                 By: /s/ William E. Barton
                                     -------------------------------------------
                                     William E. Barton
                                     Chief Executive Officer, GILC Incorporated,
                                     its sole General Partner

                                 By: /s/ Michael Futch
                                     -------------------------------------------
                                     Michael Futch
                                     Secretary, GILC Incorporated,
                                     its sole General Partner

                                 Notice:
                                 c/o Granite Construction Incorporated
                                 P.O. Box 50085
                                 Watsonville, CA 95077
                                 Attn: William Barton, Senior Vice President,
                                       Chief Financial Officer
                                 Telephone: (831)761-4704
                                 Facsimile: (831)722-9657

                SIGNATURE PAGE 5 TO CONTINUING GUARANTY AGREEMENT

         IN WITNESS WHEREOF, each Guarantor has executed this Agreement as of the date first written above.

                                    GRANITE HALMAR CONSTRUCTION
                                    COMPANY, INC.,
                                    a New York corporation

                                    By: /s/ William G. Dorey
                                        ----------------------------------------
                                        William G. Dorey
                                        President

                                    By: /s/ William E. Barton
                                        ----------------------------------------
                                        William E. Barton
                                        Chief Financial Officer

                                    Notice:
                                    c/o Granite Construction Incorporated
                                    P.O. Box 50085
                                    Watsonville, CA 95077
                                    Attn: William Barton, Senior Vice President,
                                          Chief Financial Officer
                                    Telephone: (831)761-4704
                                    Facsimile: (831)722-9657

                SIGNATURE PAGE 6 TO CONTINUING GUARANTY AGREEMENT